SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 Current Report



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 20, 1997



                               RYDER SYSTEM, INC.
             (Exact name of registrant as specified in its charter)


         Florida                       1-4364                   59-0739250
(State or other jurisdiction         (Commission               (IRS Employer
         of Incorporation)           File Number)           Identification No.)


3600 N. W. 82nd Avenue, Miami, Florida                              33166
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:   (305) 500-3276

Item 5.    Other Events.

         Ryder System, Inc. (the "Company") announced a restructuring program and that it is taking a charge against 1996 fourth quarter earnings. A copy of the Company's press release dated January 20, 1997 is attached hereto as
Exhibit 99.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:    January 21, 1997



                            RYDER SYSTEM, INC.

                            By: /S/ EDWARD R. HENDERSON
                              ---------------------------------------------
                                Name:    Edward R. Henderson
                                Title:   Associate General Counsel
                                          and Assistant Secretary

                                  EXHIBIT INDEX


                                                             Sequentially
                                                                Numbered
Exhibit No.                          Title                        Page
-----------                          -----                   ------------

     99            Press Release dated January 20, 1997
                   issued by Ryder System, Inc.